THIS INSTRUMENT IS SECURED BY A DEED OF TRUST, ASSIGNMENT OF PERMITS,
     RENTS AND BENEFITS, SECURITY AGREEMENT AND FIXTURE FILING, DATED AS OF JUNE 5, 1991.


                      FOURTH AMENDMENT TO CREDIT AGREEMENT


          FOURTH AMENDMENT dated as of September 23, 1994 TO CREDIT AGREEMENT dated as of March 20, 1991 among RHEOX, INC., a Delaware corporation (the "Company"); RHEOX INTERNATIONAL, INC., a Delaware corporation (the "Subsidiary Guarantor"); each of the lenders that is a signatory hereto (individually, a "Bank" and, collectively, the "Banks"); THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), a national banking association, and THE NIPPON CREDIT BANK, LTD., a Japanese banking corporation acting through its New York branch, as co-agents for the Banks (each in such capacity, a "Co-Agent" and, collectively, the "Co-Agents"); and THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), as administrative agent for the Banks (in such capacity, together with its successors in such capacity, the "Administrative Agent").

          WHEREAS, the parties hereto are parties to a Credit Agreement dated as of March 20, 1991 among the Company, the Subsidiary Guarantor, the Banks, the Co-Agents and the Administrative Agent (as at any time amended or otherwise modified, the "Credit Agreement"; terms defined therein having their respective defined meanings when used herein unless otherwise defined herein);

          WHEREAS, the Company has requested that the Credit Agreement be amended, and the Banks are willing to consent to such amendment upon the terms and conditions contained herein.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          SECTION 1. AMENDMENTS. The Credit Agreement is hereby amended (effective as provided in Section 3 hereof) as follows:

          A. The first sentence of the definition of "Revolving Credit Termination Date" in Section 1.01 of the Credit Agreement is amended to read as follows:

               "Revolving Credit Termination Date" shall mean
          September 23, 1995.

     In that connection, each Revolving Credit Bank confirms its participation in the Letter of Credit issued by Chase pursuant to the Credit Agreement outstanding on March 20,1994 (which Letter of Credit remains outstanding on the date hereof) and its obligations under
     Section 2.10 of the Credit Agreement (and the Company confirms its obligations under said Section 2.10) with respect to such Letter of Credit as if such Letter of Credit had been (and all parties hereto agree that such Letter of Credit shall be deemed, for all purposes of the Credit Agreement and the other Credit Documents to have been) out-standing under the Credit Agreement at all times during the period commencing on March 20, 1994 through the date upon which this Section 1 becomes effective as provided in Section 3 hereof (the "Effective Date") and at all times thereafter; provided that the commitment fee provided for by Section 2.04(b) of the Credit Agreement, and the letter of credit fee of 21/4% per annum provided for by
     Section 2.10(g) of the Credit Agreement, shall not be payable for the period commencing on March 20, 1994 and ending on the day preceding the Effective Date.

          B. Section 12.04 of the Credit Agreement is amended by inserting the following immediately before the comma at the end of clause (i)(a) thereof:

          (except for extensions of the Revolving Credit Termination Date as provided in the definition of such term in Section
          1.01 hereof).

          C. Anything in the Credit Agreement to the contrary notwithstanding:

               (i) Any Bank (x) that is not a citizen or resident of the United States of America, a corporation, partnership or other entity created or organized in or under any laws of the United States of America, or any estate or trust that is subject to Federal income taxation regardless of the source of its income,
          (y) that is not a "bank" within the meaning of section 881(c)(3)(A) of the U.S. Internal Revenue Code and (z) that could become completely exempt from withholding of any tax, assessment or other charge or levy imposed by or on behalf of the United States of America or any taxing authority thereof ("U.S. Taxes") in respect of payment of any obligations due to such Bank under the Credit Agreement ("Obligations") if the Obligations were in registered form for U.S. Federal income tax purposes (a "Non-U.S. Bank") may request the Company (through the Administrative Agent), and the Company agrees thereupon, to record on the Register referred to in paragraph (d) below any Obligations held by such Non-U.S. Bank.

              (ii) Obligations recorded on the Register ("Registered Obligations") may not be evidenced by promissory notes other than Registered Notes (as defined below) and, upon the registration of any Obligation, any Note or Notes (other than a Registered Note) evidencing the same shall be null and void and shall be returned to the Company. The Company agrees, at the request of any Non-U.S. Bank holding any Registered Obligation(s) (a copy of which shall be sent to the Administrative Agent), to issue promissory note(s) registered as provided in paragraph (d) below (each, a "Registered Note") to evidence such Registered Obligation(s); each such note shall be in the form of Exhibit A-2 to the Credit Agreement appropriately modified to reflect the provisions of this paragraph C (and each such note shall be deemed to be a "Term Loan Note" for all purposes of the Credit Agreement and the other Credit Documents). An Obligation once recorded on the Register may not be removed from the Register as long as it remains outstanding and a Registered Note may not be exchanged for a promissory note that is not a Registered Note. Registered Notes may be surrendered to the Company for cancellation so that the Registered Obligations that were evidenced thereby are no longer evidenced by any promissory notes.

             (iii) Each Non-U.S. Bank holding Registered Obligations (a "Registered Holder") (or, if such Registered Holder is not the beneficial owner thereof, such beneficial owner) shall, if legally entitled to do so, deliver to the Company prior to or at the time such Non-U.S. Bank becomes a Registered Holder a Form W-8 (Certificate of Foreign Status of the U.S. Department of Treasury) (or any successor or related form adopted by the U.S. taxing authorities), together with an annual certificate stating that (x) such Registered Holder (or beneficial owner, as the case may be) is not a "bank" within the meaning of section 881(c)(3)(A) of the U.S. Internal Revenue Code and (y) such Registered Holder (or beneficial owner, as the case may be) shall promptly notify the Company if at any time such Registered Holder (or beneficial owner, as the case may be) determines that it is no longer in a position to provide such certification to the

          Company (or any other form of certification adopted by the U.S. taxing authorities for such purposes).

              (iv) At the request of any Non-U.S. Bank the Company shall maintain, or cause to be maintained, a register (the "Register") (which, at the request of the Company, shall be kept by the Administrative Agent on behalf of the Company at no extra charge to the Company at the address to which notices to the Administrative Agent are to be sent under the Credit Agreement) on which it enters the name of the Registered Holder of Registered Obligation(s) (and any Registered Note evidencing the same). A Registered Obligation (and any Registered Note evidencing the same) may be assigned or otherwise transferred in whole or in part only by registration of the assignment or transfer of such Registered Obligation (and any Registered Note evidencing the same) on the Register (and each Registered Note shall expressly so provide). Any assignment or transfer of all or part of such Registered Obligation (and any Registered Note evidencing the same) shall be registered on the Register only upon presentment for registration of a written instrument of assignment or transfer of such Registered Obligation duly executed by the Registered Holder (together with surrender of any Registered Note evidencing such Registered Obligation, duly endorsed by (or accompanied by a written instrument of assignment or transfer duly executed by) the Registered Holder thereof, and thereupon one or more new Registered Note(s) in the same aggregate principal amount shall be issued to the designated assignee(s) or transferee(s)). Prior to such due presentment for registration of assignment or transfer, the Company and the Administrative Agent shall treat the Person in whose name such Registered Obligation (and any Registered Note evidencing the same) is registered as the owner thereof for the purpose of receiving all payments thereon and for all other purposes, notwithstanding any notice to the contrary.

               (v) The Register shall be available for inspection by the Company and any Bank at any reasonable time upon reasonable prior notice.

          D. Each reference in the Credit Agreement and the other Credit Documents to the Credit Agreement shall be deemed to be a reference to the Credit Agreement as amended hereby. Except as expressly provided in this Section 1, the Credit Agreement shall remain unchanged and in full force and effect.

          SECTION 2. REPRESENTATIONS AND WARRANTIES. Each of the Company and the Subsidiary Guarantor represents and warrants that:

          A. The execution and delivery of this Amendment by it has been duly authorized by all necessary corporate action on its part.

          B. This Amendment has been duly executed and delivered by it, and each of this Amendment and the Credit Agreement as modified hereby constitutes its legal, valid and binding obligation enforceable in accordance with its respective terms subject, however, to the application by a court of general principles of equity and to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally.

          SECTION 3. EFFECTIVENESS. The provisions of Section 1 hereof shall become effective on the date by which counterparts hereof have been duly executed by the Company, the Subsidiary Guarantor, the Banks and the Administrative Agent and delivered to the Administrative Agent and the Administrative Agent has received evidence reasonably satisfactory to it as to the truth of the representation contained in Section 2.A hereof.

          SECTION 4. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which may be deemed an original but all of which together shall constitute one and the same instrument.

          SECTION 5. GOVERNING LAW. This Amendment shall be governed and construed in accordance with the laws of the State of New York.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers duly authorized as of the date first above written.

RHEOX, INC.


By
  Name:
  Title:

RHEOX INTERNATIONAL, INC.


By______________________________
  Name:
  Title:

THE CHASE MANHATTAN BANK
  (NATIONAL ASSOCIATION), as
   Co-Agent and
   Administrative Agent


By_____________________________
  Name:
  Title:

THE NIPPON CREDIT BANK, LTD.,
  as Co-Agent


By_____________________________
  Name:
  Title:

THE CHASE MANHATTAN BANK
  (NATIONAL ASSOCIATION)


By_____________________________
  Name:
  Title:

THE NIPPON CREDIT BANK, LTD.


By_____________________________
  Name:
  Title:

VAN KAMPEN MERRITT PRIME
  RATE INCOME TRUST


By_____________________________
  Name:
  Title:

CHANCELLOR SENIOR SECURED
  MANAGEMENT, INC., as Investment
  Advisor to:

RESTRUCTURED OBLIGATIONS BACKED
  BY SENIOR ASSETS B.V.


By_____________________________
  Name:
  Title:

GIROCREDIT BANK,
  NEW YORK BRANCH


By_____________________________
  Name:
  Title:

BANQUE PARIBAS


By_____________________________
  Name:
  Title:


     THIS INSTRUMENT IS SECURED BY A DEED OF TRUST, ASSIGNMENT OF PERMITS, RENTS AND BENEFITS, SECURITY AGREEMENT AND FIXTURE FILING, DATED AS OF JUNE 5, 1991.


                       FIFTH AMENDMENT TO CREDIT AGREEMENT


          FIFTH AMENDMENT dated as of December 15, 1994 TO CREDIT AGREEMENT dated as of March 20, 1991 among RHEOX, INC., a Delaware corporation (the "Company"); RHEOX INTERNATIONAL, INC., a Delaware corporation (the "Subsidiary Guarantor"); each of the lenders that is a signatory hereto (individually, a "Bank" and, collectively, the "Banks"); THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), a national banking association, and THE NIPPON CREDIT BANK, LTD., a Japanese banking corporation acting through its New York branch, as co-agents for the Banks (each in such capacity, a "Co-Agent" and, collectively, the "Co-Agents"); and THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), as administrative agent for the Banks (in such capacity, together with its successors in such capacity, the "Administrative Agent").

          WHEREAS, the parties hereto are parties to a Credit Agreement dated as of March 20, 1991 among the Company, the Subsidiary Guarantor, the Banks, the Co-Agents and the Administrative Agent (as at any time amended or otherwise modified, the "Credit Agreement"; terms defined therein having their respective defined meanings when used herein unless otherwise defined herein);

          WHEREAS, the Company has requested that the Credit Agreement be amended, and the Banks are willing to consent to such amendment upon the terms and conditions contained herein.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          SECTION 6. AMENDMENTS. The Credit Agreement is hereby amended (effective as provided in Section 3 hereof) as follows:

          A. Section 9.11 of the Credit Agreement is amended by changing the references to "($10,000,000")", "$20,000,000" and "$50,000,000" at
     the end of the table in said Section 9.11 to read "($12,500,000"), "$5,000,000" and "$20,000,000", respectively.

          B. Section 9.13 of the Credit Agreement is amended to read as follows:

               9.13 Fixed Charges Ratio. The Company will not permit the Fixed Charges Ratio to be less than 1 to 1 on the last day of any fiscal quarter of the Company.

          C. Each reference in the Credit Agreement and the other Credit Documents to the Credit Agreement shall be deemed to be a reference to the Credit Agreement as amended hereby.

Except as expressly provided in this Section 1, the Credit Agreement shall remain unchanged and in full force and effect.

          SECTION 7. REPRESENTATIONS AND WARRANTIES. Each of the Company and the Subsidiary Guarantor represents and warrants that:

          A. The execution and delivery of this Amendment by it has been duly authorized by all necessary corporate action on its part.

          B. This Amendment has been duly executed and delivered by it, and each of this Amendment and the Credit Agreement as modified hereby constitutes its legal, valid and binding obligation enforceable in accordance with its respective terms subject, however, to the application by a court of general principles of equity and to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally.

          SECTION 8. EFFECTIVENESS. The provisions of Section 1 hereof shall become effective on the date on which counterparts hereof have been duly executed by the Company, the Subsidiary Guarantor, the Banks and the Administrative Agent and delivered to the Administrative Agent.

          SECTION 9. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which may be deemed an original but all of which together shall constitute one and the same instrument.

          SECTION 10. GOVERNING LAW. This Amendment shall be governed and construed in accordance with the laws of the State of New York.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers duly authorized as of the date first above written.

RHEOX, INC.


By
  Name:
  Title:

RHEOX INTERNATIONAL, INC.


By______________________________
  Name:
  Title:

THE CHASE MANHATTAN BANK
  (NATIONAL ASSOCIATION), as
   Co-Agent and

   Administrative Agent


By_____________________________
  Name:
  Title:

THE NIPPON CREDIT BANK, LTD.,
  as Co-Agent


By_____________________________
  Name:
  Title:

THE CHASE MANHATTAN BANK
  (NATIONAL ASSOCIATION)


By_____________________________
  Name:
  Title:

THE NIPPON CREDIT BANK, LTD.


By_____________________________
  Name:
  Title:

VAN KAMPEN MERRITT PRIME
  RATE INCOME TRUST


By_____________________________
  Name:
  Title:

CHANCELLOR SENIOR SECURED
  MANAGEMENT, INC., as Investment
  Advisor to:

RESTRUCTURED OBLIGATIONS BACKED
  BY SENIOR ASSETS B.V.


By_____________________________
  Name:
  Title:

GIROCREDIT BANK,
  NEW YORK BRANCH


By_____________________________
  Name:
  Title:

BANQUE PARIBAS


By_____________________________
  Name:
  Title: